                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Jeffrey T. Cook, Susan M. Iverson, Keith T. Fujinaga and each of them, severally as attorney-in-fact for him or her in any and all capacities, to sign the Annual Report on Form 10-K of Penford Corporation for the fiscal year ended August 31, 1999, and to file same and any amendments, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done virtue hereof.

SIGNATURE                                                     DATE
/s/ Jeffrey T. Cook                             October 19, 1999
-----------------------------------             --------------------------------
Jeffrey T. Cook, Director

/s/ Paul H. Hatfield                            October 19, 1999
-----------------------------------             --------------------------------
Paul H. Hatfield, Director

/s/ John C. Hunter III                          October 19, 1999
-----------------------------------             --------------------------------
John C. Hunter III, Director

/s/ Sally G. Narodick                           October 19, 1999
-----------------------------------             --------------------------------
Sally G. Narodick, Director

/s/ William G. Parzybok, Jr.                    October 19, 1999
-----------------------------------             --------------------------------
William G. Parzybok, Jr., Director

/s/ N. Stewart Rogers                           October 19, 1999
-----------------------------------             --------------------------------
N. Stewart Rogers, Director

/s/ William K. Street                           October 19, 1999
------------------------------------            --------------------------------
William K. Street, Director



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